--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

PERIOD ENDING SEPTEMBER 30, 2001


                                  KENSINGTON

                                  STRATEGIC

                                  REALTY

                                  FUND


                                  A MANAGED PORTFOLIO OF
                                  REAL ESTATE SECURITIES

[GRAPHIC]
--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
KENSINGTON STRATEGIC REALTY FUND VS NAREIT (benchmark)

                                    [CHART]

              Kensington Strategic Realty Fund        NAREIT Composite Index

 9/30/99                   $9,541.94                        $10,000.00
12/31/99                  $11,509.39                         $9,648.00
 3/31/00                  $11,718.83                         $9,865.00
 6/30/00                  $13,677.28                        $10,905.00
 9/30/00                  $14,953.70                        $11,728.00
12/31/00                  $14,623.01                        $12,144.00
 3/31/01                  $15,812.89                        $12,273.00
 6/30/01                  $19,189.00                        $13,918.00
 9/30/01                  $17,964.00                        $13,332.00

This chart represents a historical investment of $10,000 in the Kensington Strategic Realty Fund (Class A shares reflecting the maximum sales charge of 5.75%) from September 15, 1999 to September 30, 2001 with reinvestment of dividends and capital gains in the fund. Results shown do not take into account income or capital gain taxes. The NAREIT Composite Index excludes brokerage commissions or other fees.

AVERAGE ANNUAL RETURN                                                   SINCE
THROUGH 9/30/01                                   SIX       ONE       INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED                MONTHS     YEAR      (9/15/99)

Kensington Strategic Realty Fund                 13.60%    20.13%       37.17%
NAREIT Composite Index1                           8.63%    13.68%       15.15%
--------------------------------------------------------------------------------
Fund results in this report were calculated for Class A shares at net asset value (without any sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001:

                                                  ONE          SINCE
CLASS A SHARES                                    YEAR       INCEPTION
                                                ------------------------
Reflecting 5.75% maximum sales charge            13.21%       33.24%
CLASS B SHARES
Reflecting applicable CDSC*                      14.25%       35.13%
Not reflecting CDSC                              19.25%       36.20%
CLASS C SHARES
Reflecting applicable CDSC*                      18.26%       36.19%
Not reflecting CDSC                              19.26%       36.19%

* CDSC = contingent deferred sales charge, maximum of 5%, payable only if shares are sold.

/1/ The NAREIT Composite Index is an unmanaged index consisting of approximately
    200 Real Estate Investment Trust stocks. It is not possible to invest directly in any index. Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility.

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
-------------------------------------------------------------------------------

A NOTE FROM THE PRESIDENT


Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

  - Acting in anticipation of the changes taking place in the commercial real estate markets.

  - Focusing on niche markets and using specialized strategies to our advantage.

  - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the period ending September 30, 2001. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ John Kramer

JOHN KRAMER
President, Kensington Investment Group

[GRAPHIC]
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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS

PORTFOLIO REVIEW

The Kensington Strategic Realty Fund has produced excellent results this year, outperforming both the REIT market and the broader stock market averages by a wide margin.

For the six month period ending September 30, 2001, the Fund generated a total return of 13.60%, versus the 8.63% return in the NAREIT Composite Index and 9.68% decline in the S&P 500 during this period./1/

Year-to-date through September 30, 2001, the Fund has gained 22.85%, versus the 9.77% return on the NAREIT Composite Index and a 20.39% decline in the S&P 500./2/ The one year return with payment of the maximum sales charge of 5.75% is 13.21%.

Since its inception, the Kensington Strategic Realty Fund ranked #1 out of 132 funds within Lipper's realty fund category for the period ending September 30, 2001./3/ During this period, the Fund has generated an annualized return of 37.17%/1/ versus a 15.15% annualized gain in the NAREIT Composite Index./4/

/1/Source: Bloomberg. The total return is for A shares at NAV and does not reflect the 5.75% maximum sales charge. Had the sales charge been reflected, returns would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/Source: Bloomberg. The total return is for A shares at NAV and does not reflect the 5.75% maximum sales charge. Had the sales charge been reflected, returns would have been lower.

/3/Inception date = 9/15/99. A share class ranking. For the year ended September
   30, 2001, the Fund was ranked #3 out of 132 funds within Lipper's realty fund category. The fund was not ranked for the 5 and 10 year periods. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

/4/Source: Bloomberg. Based on A share class. The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index.

The Kensington Strategic Realty Fund also declared quarterly dividends at an annualized yield of 5.9%./5/ This compares favorably with the average REIT mutual fund yield of 4.2% and utility stocks at 3.5%./6/

                               YIELD COMPARISON

                                    [CHART]

      Kensington Strategic    Average Real Estate
          Realty Fund             Mutual Fund        Utility Stocks

             5.9%                     4.2%                 3.5%


The Fund is well diversified geographically and by property type. The Fund's largest concentration is in the office sector followed by retail.

                           PORTFOLIO COMPOSITION/7/

                                    [CHART]

                             Other             2%
                             Diversified      15%
                             Apartments        9%
                             Mortgage         17%
                             Office           30%
                             Hotel             4%
                             Retail           18%
                             Industrial        5%



INVESTMENT STRATEGY & OUTLOOK

We attribute the Fund's excellent results to the fact that we had established a cautious stance in the Kensington Strategic Realty Fund's portfolio long before September 11th. While long-term real estate fundamentals looked solid and REIT valuations were attractive, we felt that the U.S. economy would slow more than expected and the broader equities markets would be under pressure.

 /5/ Kensington Strategic Realty Fund's dividend rate is the annualized rate on A share class based on the September 30, 2001 NAV. Annualized rate on "B" shares is 5.3%. Annualized rate on "C" shares is 5.3%.
 /6/ Source: Dow Jones Utility Average Index: Bloomberg Media Service, September 30, 2001. Average Real Estate Mutual Fund: Realty Stock Review,
                                                            -------------------
       September 30, 2001.
 /7/   Portfolio holdings as of 9/30/01. Portfolio holdings subject to change.

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS (Continued)


Thus, we took the following steps:

Minimized Exposure to Higher Risk Investments
     REITs trading at high multiples to cash flow
     REITs with large exposure to high technology companies
     REITs that required the completion and lease up of large
           construction pipelines
     REITs with short-term lease structures, such as hotels

Focused on Yield, Value & Safety
     Defensive property types such as Class B apartments
     Event-driven, value-oriented companies
     Yield-oriented and senior securities

This approach has been working well and we anticipate maintaining this posture pending a better sense of the economy's direction and/or more compelling valuations on individual securities. In the interim, we are being "paid to wait" in the form of current dividends.

Longer term, four factors should allow REITs to continue to pay high current dividends and produce attractive long-term rates of return, despite the fact that political uncertainties and economic challenges may cause volatility in REIT prices over the near-term:

     -    Positive long-term real estate fundamentals
     -    Positive earnings growth in a difficult economy
     -    High current dividend income
     -    Attractive prices relative to property values

We think the above factors will allow REITs to continue to deliver total returns in line with their historical long-term average rates of return.

REIT RETURNS OVER TIME
COMPOUND ANNUAL TOTAL RETURN IN PERCENT: 1972-2000

        [CHART]

Bonds               9.1


Equity REITs       12.5


S&P 500            13.2

Source: NAREIT

LONG-TERM REAL ESTATE FUNDAMENTALS MAKE SENSE

The potential for further economic weakness has increased and the demand for space will likely continue to soften as the economy bottoms. Two factors are working to offset the impact of the slowdown in demand at the property level. First, property occupancy rates were quite high heading into the slowdown. Second, construction activity, which we believe dictates the long-term health of the real estate industry, had already declined 20% below its peak level and should decline further. Current construction activity underway represents only about a 3% addition to the existing supply of space. While the slowdown in the economy will clearly have an impact, real estate industry fundamentals were on solid footing as we entered this year. We continue to expect a healthy balance between supply and demand at the property level over the long-term.

REITS SHOULD DELIVER POSITIVE EARNINGS GROWTH, DESPITE A DIFFICULT ECONOMY

There is a mitigating factor to the impact any slowdown in demand will have on property level revenues. The strong growth in rental rates over the last five years has created "gap" between current "in-place" rents and market "asking" rents in many markets. Due to the long-term nature of certain property leases, it can take several years to "roll over" a building's tenant base to current market rents. This is most frequently found in office and retail properties. After the last several years of rent increases, many tenants are paying "in-place" rents that are below current market "asking" rents. Even though

KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS (Continued)


current market "asking" rents are declining from peak levels, many tenants will still face rent increases when their leases come up for renewal. Thus, even as occupancies and current "asking" rents decline, gross property level rental revenue can increase as "below market" rate tenants renew their leases. We expect REIT earnings growth rate to slow to about a 5% growth rate over the next two years.

REITS OFFER POTENTIALLY HIGH DIVIDEND INCOME, PARTICULARLY REIT PREFERRED STOCKS

REIT common stock dividend rates are in excess of 7% and are well covered by operating cash flow. As discussed above, not only are REIT dividends well covered by current cash flow, REITs should post positive earnings growth over the next several years.

REIT PRICES ARE ATTRACTIVE RELATIVE TO PROPERTY VALUES AND CASH FLOWS

Price to Cash Flow: REITs have historically traded between about 8 and 14 times
------------------
cash flow, with an average cash flow multiple just under 11. As of September 30, 2001, REITs were trading at slightly over 9 times cash flow.

Price to Property Value: REITs have historically traded at prices ranging from a
-----------------------
low of 80% of underlying property value to a high of 130% of underlying property value. On average, REITs have traded at slight premiums to property value./8/ As of September 30, 2001, REITs were trading at about a 10% discount to their underlying property value.


/8/ Source: Kensington Investment Group, Greenstreet Realty Advisors.

CONCLUSION

We are pleased with the Fund's year-to-date gain of 22.85% during a period in which the broader equity markets posted negative results. Over the course of the last 18 months, REITs have demonstrated the benefits of portfolio diversification. We believe that their low correlation to the stock and bond markets makes REITs an excellent long-term addition to investors portfolios.

Moving forward, we are optimistic about the prospects for real estate companies. While world events and a slowing economy are a concern, we do not believe a prolonged recession is likely. The government has adequate flexibility in both fiscal policy and monetary policy to stimulate the economy. Additionally, real estate markets entered this year on solid footing. Even though a slowing economy will cause growth rates to slow somewhat, we believe REITs should generate positive earnings growth in 2002. We feel this combination of growing earnings and healthy dividend yields should generate attractive total returns.

Thank you once again for the confidence you have shown in our investment approach. Should you have any questions or require anything further, please contact your financial representative or Kensington's Investor Services Department at (800) 253-2949.

/s/ Paul Gray

PAUL GRAY
Portfolio Manager

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------


SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2001 (Unaudited)


                                                       SHARES      MARKET VALUE

Common Stocks (3.2%)
Real Estate (3.2%)
Wellsford Real Properties, Incorporated/1/             288,650      $ 5,542,080
                                                                    -----------
Total Common Stocks (Cost $4,954,212)                                 5,542,080
                                                                    ===========
Preferred Stocks (25.8%)
Real Estate Investment Trust (25.8%)
Apartment Investment & Management
  Company, Class D, 8.75%                              146,158        3,461,021
Apartment Investment & Management
  Company, Class Q, 10.10%                             110,700        2,795,175
Associated Estates Realty, Series A, 9.75%              16,100          402,500
Colonial Properties Trust, Series A, 8.75%             241,400        6,022,930
Corporate Office Properties, Series B, 10.00%           73,300        1,832,500
Crown American Realty Trust,
  Series A, 11.00%                                     235,200       11,901,120
Developers Diversified Realty,
  Class A, 9.50%                                        11,600          288,840
Equity Inns, Incorporated, Series A, 9.50%              26,500          506,150
Felcor Lodging Trust, Series B, 9.00%                   80,800        1,692,760
Glimcher Realty Trust, Series B, 9.25%                 107,800        2,414,720
HRPT Properties Trust, Series A, 9.875%                 31,200          789,048
iStar Financial, Incorporated,
  Series B, 9.375%                                     124,100        3,102,500
iStar Financial, Incorporated,
  Series C, 9.20%                                       91,500        2,296,650
Public Storage, Incorporated, Series A,
  Deposit Shares                                       193,300        5,074,125
Sovran Self Storage, Incorporated,
  Series B, 9.85%                                       15,300          389,385
Taubman Centers, Incorporated,
  Series A, 8.30%                                       60,000        1,320,600
Winston Hotels, Incorporated,
  Series A, 9.25%                                       22,900          412,200
                                                                    -----------
Total Preferred Stocks (Cost $38,098,018)                            44,702,224
                                                                    ===========


Real Estate Investment Trusts (82.1%)
Apartments (6.3%)
Apartment Investment & Management
  Company, Class A                                      32,300        1,461,898

                       See notes to financial statements.

Apartments (continued)                                 SHARES      MARKET VALUE

BRE Properties, Incorporated, Class A                   60,100      $ 1,799,995
Camden Property Trust                                   83,000        3,079,300
Equity Residential Properties Trust                     60,900        3,556,560
Gables Residential Trust                                32,700        1,002,582
                                                                    -----------
                                                                     10,900,335
                                                                    -----------
Diversified (11.2%)
Banyan Strategic Realty Trust                        1,180,250        1,074,028
Duke-Weeks Realty Corporation                           34,300          812,567
First Union Real Estate/1/,/2/                       1,683,550        4,276,217
iStar Financial, Incorporated                          199,000        4,915,300
Keystone Property Trust                                372,000        4,724,400
Liberty Property Trust                                  78,400        2,249,296
Vornado Realty Trust                                    34,900        1,385,530
                                                                    -----------
                                                                     19,437,338
                                                                    -----------
Hotel/Restaurant (2.7%)
Meristar Hospitality Corporation                        94,700          999,085
RFS Hotel Investors, Incorporated                      200,700        2,077,245
Winston Hotels, Incorporated                           210,250        1,660,975
                                                                    -----------
                                                                      4,737,305
                                                                    -----------
Industrial (3.3%)
First Industrial Realty Trust, Incorporated            165,700        4,971,000
ProLogis Trust                                          35,000          738,500
                                                                    -----------
                                                                      5,709,500
                                                                    -----------
Mortgage (17.6%)
Annaly Mortgage Management,
   Incorporated                                      1,536,600       22,203,870
Anthracite Capital, Incorporated                       488,400        5,079,360
FBR Asset Investment Corporation                       135,000        3,118,500
                                                                    -----------
                                                                     30,401,730
                                                                    -----------
Office Property (29.5%)
Arden Realty, Incorporated                             165,900        4,242,063
Boston Properties, Incorporated                         74,200        2,829,246
Brandywine Realty Trust                                120,400        2,568,132
CarrAmerica Realty Corporation                          97,600        2,924,096
Equity Office Properties Trust/2/                      511,200       16,358,399
Highwoods Properties, Incorporated                      25,600          633,600
HRPT Properties Trust                                  590,700        4,808,298
Koger Equity, Incorporated                             519,650        8,989,945
Parkway Properties, Incorporated                       132,000        4,290,000
Prentiss Properties Trust                              128,415        3,531,413
                                                                    -----------
                                                                     51,175,192
                                                                    -----------

                      See notes to financial statements.

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS SEPTEMBER 3, 2001 (Unaudited)
(Continued)


                                                               SHARES              MARKET VALUE
Retail (11.2%)
Agree Realty Corporation                                      103,000             $   1,895,200
Burnham Pacific Properties/2/                                 621,400                 3,100,786
Crown American Realty Trust/2/                                193,400                 1,373,140
Glimcher Realty Trust                                         365,200                 5,908,936
Malan Realty Investors, Incorporated                          118,400                   936,544
Philips International Realty Corporation                      574,500                 1,666,050
Ramco-Gershenson Properties Trust                             104,500                 1,715,890
Simon Property Group, Incorporated                            100,300                 2,699,073
                                                                                  -------------
                                                                                     19,295,619
                                                                                  -------------
Whole Loans (0.3%)
RAIT Investment Trust                                          33,000                   526,350
                                                                                  -------------
Total Real Estate Investment Trusts (Cost $130,466,841)                             142,183,369
                                                                                  =============
Total Investments (Cost $173,519,071) (a) - 111.1%                                  192,427,673
Liabilities in excess of other assets - (11.1)%                                     (19,272,050)
                                                                                  -------------
NET ASSETS - 100.0%                                                               $ 173,155,623
                                                                                  =============



                                                               SHARES              MARKET VALUE
Securities Sold Short (6.0%)
Avalonbay Communities, Incorporated                           (15,000)            $    (716,250)
Bedford Property Investors, Incorporated                      (50,000)               (1,012,000)
CenterPoint Properties Corporation                            (85,000)               (4,058,750)
Chelsea Property Group, Incorporated                          (17,500)                 (795,375)
Developers Diversified Realty Corporation                     (80,000)               (1,436,000)
Post Properties, Incorporated                                  (7,000)                 (259,560)
Public Storage, Incorporated                                  (62,700)               (2,094,180)
                                                                                  -------------
Total Securities Sold Short [Proceeds ($10,123,873)]                              $ (10,372,115)
                                                                                  =============

/1/  Represents non-income producing securities.
/2/ Portion of security is held as collateral with broker and custodian for securities sold short.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation as follows:

Unrealized appreciation ................ $ 19,939,836
Unrealized depreciation ................   (1,279,476)
                                         ------------
Net unrealized appreciation ............ $ 18,660,360
                                         ============

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (Unaudited)

ASSETS
Investments, at value (cost $173,519,071)                        $ 192,427,673
Deposits with broker and custodian bank
   for securities sold short                                        10,787,759
Collateral for securities loaned                                     4,182,461
Interest and dividends receivable                                    1,741,467
Receivable for investments sold                                      2,715,463
Receivable for capital shares issued                                    27,990
Prepaid expenses and other assets                                       15,148
                                                                   -----------
   Total Assets                                                    211,897,961
                                                                   -----------

LIABILITIES
Demand loan payable to bank                                         13,757,466
Securities sold short (proceeds $10,123,873)                        10,372,115
Payable for return of collateral received for securities             4,182,461
   on loan
Payable for investments purchased                                    9,954,178
Payable for capital shares redeemed                                     20,295
Accrued expenses and other payables
   Investment advisory fees                                            388,045
   Distribution fees                                                    67,778
                                                                   -----------
   Total Liabilities                                                38,742,338
                                                                   -----------

NET ASSETS                                                       $ 173,155,623
                                                                   ===========
Capital                                                          $ 149,886,011
Distributions in excess of net investment income                    (1,340,945)
Net unrealized appreciation on investments                          18,660,360
Accumulated net realized gains on investments                        5,950,197
                                                                   -----------
   Net Assets                                                    $ 173,155,623
                                                                   ===========
   Class A
     Net Assets                                                  $ 122,770,038
     Shares outstanding                                              3,075,623
                                                                   -----------
     Redemption price per share                                  $       39.92
                                                                   ===========
   Maximum Sales Charge - Class A                                         5.75%
   Maximum Offering Price
     [100%/(100%-Maximum Sales Charge) of net asset
                                                                   -----------
     value adjusted to the nearest cent] per share               $       42.36
                                                                   ===========
   Class B
     Net Assets                                                  $  17,904,245
     Shares outstanding                                                450,365
                                                                   -----------
     Offering price per share/1/                                 $       39.75
                                                                   ===========
   Class C
     Net Assets                                                  $  32,481,340
     Shares outstanding                                                817,351
                                                                   -----------
     Offering price per share/1/                                 $       39.74
                                                                   ===========

/1/ Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

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Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)


INVESTMENT INCOME
Interest                                                           $    13,701
Securities lending income                                                6,518
Dividend income (net of foreign withholding taxes of $263)           5,730,819
                                                                    ----------
  Total Investment Income                                            5,751,038
                                                                    ----------

EXPENSES
Investment advisory fees                                             2,020,381
Administration fees                                                    144,218
Distribution fees
  Class A                                                              144,517
  Class B                                                               75,336
  Class C                                                              145,625
Custodian fees                                                          13,604
Transfer agent fees                                                     41,920
Trustees' fees                                                           5,256
Dividend expense on securities sold short                               67,992
Interest expense                                                       259,320
Other expenses                                                         171,327
                                                                    ----------
  Total Expenses                                                     3,089,496
                                                                    ----------
  Net Investment Income                                              2,661,542
                                                                    ----------

REALIZED/UNREALIZED GAINS
FROM INVESTMENTS AND
SECURITIES SOLD SHORT
Net realized gains from investments and securities sold short        6,289,312
Net change in unrealized appreciation from investments and
  securities sold short                                              9,249,145
                                                                    ----------
Net realized/unrealized gains from investments and securities
  sold short                                                        15,538,457
                                                                    ----------
Change in net assets resulting from operations                     $18,199,999
                                                                    ==========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE          FOR THE
                                                 PERIOD ENDED      YEAR ENDED
                                              SEPTEMBER 30, 2001 MARCH 31, 2001
                                                  (Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                            $  2,661,542    $  5,534,541
Net realized gains from investments and
   securities sold short                            6,289,312       2,360,147
Net change in unrealized appreciation from
   investments and securities sold short            9,249,145       9,165,340
                                                 ------------    ------------
Change in net assets resulting from
   operations                                      18,199,999      17,060,028
                                                 ------------    ------------

DIVIDENDS TO
CLASS A SHAREHOLDERS
From net investment income                         (3,468,970)     (4,546,753)
From net realized gains from investments and
   securities sold short                                   --      (1,390,696)

DIVIDENDS TO
CLASS B SHAREHOLDERS
From net investment income                           (423,536)       (434,220)
From net realized gains from investments and
   securities sold short                                   --        (155,633)

DIVIDENDS TO
CLASS C SHAREHOLDERS
From net investment income                           (793,031)       (882,789)
From net realized gains from investments and
   securities sold short                                   --        (309,333)
                                                 ------------    ------------
Change in net assets from dividends
   to shareholders                                 (4,685,537)     (7,719,424)
                                                 ------------    ------------

CAPITAL TRANSACTIONS
Proceeds from shares issued                        70,826,309     101,007,614
Shares issued in reinvestment of dividends          3,290,874       5,376,274
Payments for shares redeemed                      (36,869,504)     (9,965,539)
                                                 ------------    ------------
Change in net assets from capital transactions     37,247,679      96,418,349
                                                 ------------    ------------
Change in net assets                               50,762,141     105,758,953

NET ASSETS
Beginning of period                               122,393,482      16,634,529
                                                 ------------    ------------
End of period                                    $173,155,623    $122,393,482
                                                 ============    ============

See notes to financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                                  CLASS A
                                                       FOR THE             FOR THE
                                                    PERIOD  ENDED         YEAR ENDED
                                                 SEPTEMBER 30, 2001     MARCH 31, 2001
                                                     (Unaudited)
                                                 --------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                                   $   36.22            $   29.46
                                                      ---------            ---------
INVESTMENT ACTIVITIES
Net investment income                                      0.67                 2.36
Net realized and unrealized
   gains from investments                                  4.21                 7.64
                                                      ---------            ---------

Total from Investment Activities                           4.88                10.00
                                                      ---------            ---------

DIVIDENDS
Net investment income                                     (1.18)               (2.52)
Net realized gains                                           --                (0.72)
                                                      ---------            ---------

Total Dividends                                           (1.18)               (3.24)
                                                      ---------            ---------
NET ASSET VALUE -
END OF PERIOD                                         $   39.92            $   36.22
                                                      =========            =========

Total Return (excludes sales charge)                      13.60%(a)            34.94%

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000's)                     $ 122,770            $  90,628

Ratio of expenses to average net assets
   (excluding dividend and interest expense)               3.25%(b)             2.83%

Ratio of expenses to average net assets
   (including dividend and interest expense)               3.66%(b)             4.29%

Ratio of net investment income to
   average net assets                                      3.47%(b)             7.72%

Portfolio Turnover                                        75.10%              206.02%

/1/ Commencement of operations was September 15, 1999.
(a) Not-Annualized.
(b) Annualized.


                      See notes to financial statements.

        CLASS A                                   CLASS B

        FOR THE               FOR THE             FOR THE           FOR THE
     PERIOD ENDED          PERIOD ENDED          YEAR ENDED       PERIOD ENDED
    MARCH 31,  2000     SEPTEMBER 30, 2001     MARCH 31, 2001    MARCH 31, 2000
                           (Unaudited)
--------------------   ---------------------------------------------------------

      $   25.00           $   36.09           $   29.42        $   25.00
      ---------           ---------           ---------        ---------

           1.48                0.53                2.17             1.34

           4.48                4.18                7.54             4.52
      ---------           ---------           ---------        ---------
           5.96                4.71                9.71             5.86
      ---------           ---------           ---------        ---------

          (1.39)              (1.05)              (2.32)           (1.33)
          (0.11)                 --               (0.72)           (0.11)
      ---------           ---------           ---------        ---------
          (1.50)              (1.05)              (3.04)           (1.44)
      ---------           ---------           ---------        ---------

      $   29.46           $   39.75           $   36.09        $   29.42
      =========           =========           =========        =========

          24.36%(a)           13.16%(a)           33.94%           23.96%(a)

      $  11,967           $  17,904           $  10,867        $   1,433

           2.25%(b)            4.00%(b)            3.63%            2.99%(b)

           2.41%(b)            4.41%(b)            5.24%            3.15%(b)

          14.63%(b)            3.04%(b)            6.74%           11.58%(b)

         240.19%              75.10%             206.02%          240.19%

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS

       Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 CLASS C

                                                  FOR THE        FOR THE       FOR THE
                                                   PERIOD          YEAR         PERIOD
                                                   ENDED          ENDED          ENDED
                                                SEPTEMBER 30,    MARCH 31,     MARCH 31,
                                                    2001           2001          2000
                                                (Unaudited)
                                               -----------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                              $  36.07         $  29.40      $  25.00
                                                 --------         --------      --------
INVESTMENT ACTIVITIES
Net investment income                                0.52             2.17          1.36
Net realized and unrealized
   gains from investments                            4.19             7.54          4.49
                                                 --------         --------      --------
Total from Investment Activities                     4.71             9.71          5.85
                                                 --------         --------      --------
DIVIDENDS
Net investment income                               (1.04)           (2.32)        (1.34)
Net realized gains                                     --            (0.72)        (0.11)
                                                 --------         --------      --------
Total Dividends                                     (1.04)           (3.04)        (1.45)
                                                 --------         --------      --------
NET ASSET VALUE -
END OF PERIOD                                    $  39.74         $  36.07      $  29.40
                                                 ========         ========      ========
Total Return (excludes sales charge)                13.16%(a)        33.96%        23.91%(a)
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)                $ 32,481         $ 20,898      $  3,234

Ratio of expenses to average net assets
   (excluding dividend and interest expense)         4.00%(b)         3.61%         3.00%(b)

Ratio of expenses to average net assets
   (including dividend and interest expense)         4.41%(b)         5.19%         3.16%(b)

Ratio of net investment income to
   average net assets                                2.92%(b)         6.78%        12.52%(b)

Portfolio Turnover                                  75.10%          206.02%       240.19%

/1/ Commencement of operations was September 15, 1999.
(a) Not-Annualized.
(b) Annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001  (Unaudited)


1. ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 15, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited)
(Continued)


SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. These securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded.


REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 Act.


SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


SHORT SALE TRANSACTIONS

Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and equities sufficient to collateralize its obligation on the short positions.


DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited)
(Continued)



FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. The Fund's tax year-end is March 31.


SECURITIES LENDING

To generate additional income, the Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the advisor to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time and therefore, are not considered illiquid investments. As of September 30, 2001, the Fund had six equity securities on loan with a total market value of $3,778,186.

The loaned securities were fully collateralized by $4,182,461, which was invested in repurchase agreements at September 30, 2001.


OTHER

Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ending September 30, 2001 were $161,025,327 and $127,053,526, respectively.

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. (the "Advisor"), who receives a management fee for their services. The management fee is a fulcrum-type performance fee that, after the first twelve months of Fund operations, increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Advisor will receive the base fee for the first twelve months of operations and, thereafter for periods when the Fund's performance for the past twelve months equals that of the Index. Though performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months,

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC FUND
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited)
(Continued)


the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Advisor may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Advisor has contractually agreed, until October 31, 2002, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 2.25%, 3.00% and 3.00%, respectively, provided that these limits do not apply to increases due to performance fee adjustments. For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. For the period ended September 30, 2001, the Fund reimbursed the Advisor fees of $23,189 that were previously waived in a prior fiscal year.

BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS") is a subsidiary of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator, fund accountant and transfer agent under the Administration, Fund Accounting and Transfer Agency Agreements. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Agreements, BISYS's fees are computed daily as a percentage of the average net assets of the Fund 23 in addition to a fee based on the number of shareholders in the Fund.

BISYS serves as the Fund's principal distributor (the "Distributor") and has entered into a Distribution and Shareholder Services Plan.

This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the periods ending September 30, 2001 and March 31, 2001:

                                       FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)


                                         CLASS A                           CLASS B                           CLASS C
                                  SHARES          AMOUNT             SHARES         AMOUNT             SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Beginning Shares                 2,502,092     $ 83,221,111          301,096     $ 10,125,994          579,318     $ 19,291,227
Shares issued                    1,356,489       53,828,906          145,733        5,698,457          291,072       11,298,946
Shares reinvested                   58,481        2,261,492            9,107          350,485           17,645          678,897
Shares redeemed                    841,439       33,851,946            5,571          214,559           70,684        2,802,999
                                 ---------     ------------          -------     ------------          -------     ------------
Net increase                       573,531       22,238,452          149,269        5,834,383          238,033        9,174,844
                                 ---------     ------------          -------     ------------          -------     ------------
Ending Shares                    3,075,623     $105,459,563          450,365     $ 15,960,377          817,351     $ 28,466,071
                                 =========     ============          =======     ============          =======     ============

                                                 FOR THE YEAR ENDED MARCH 31, 2001

                                         CLASS A                           CLASS B                           CLASS C
                                  SHARES          AMOUNT             SHARES         AMOUNT             SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Beginning Shares                   406,145     $ 11,654,927           48,719     $  1,396,292          109,998     $  3,168,764
Shares issued                    2,257,893       77,385,468          240,347        8,317,994          445,190       15,304,152
Shares reinvested                  111,735        3,835,623           14,193          486,222           30,795        1,054,429
Shares redeemed                    273,681        9,654,907            2,163           74,514            6,665          236,118
                                 ---------     ------------          -------     ------------          -------     ------------
Net increase                     2,095,947       71,566,125            2,377        8,729,702          469,320       16,122,463
                                 ---------     ------------          -------     ------------          -------     ------------
Ending Shares                    2,502,092     $ 83,221,130            1,096     $ 10,125,994          579,318     $ 19,291,227
                                 =========     ============          =======     ============          =======     ============

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2001 (Unaudited)
(Continued)


6. CONCENTRATION OF CREDIT RISK

The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE

The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS

Kensington Strategic Realty Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the period ending September 30, 2001, is 4.79%.

Interest expense for the period ending September 30, 2001 was $259,320 for the Kensington Strategic Realty Fund.

For the period ending September 30, 2001, the Kensington Strategic Realty Fund had an average outstanding demand loan payable to Custodial Trust Company of $10,338,814. 25

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.